UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07692

Name of Fund:

Legg Mason Investors Trust, Inc.

Address of Principal Executive Offices:

100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders

We are pleased to provide you with Legg Mason Investors Trust’s annual report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the year ended March 31, 2007.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2007, are included in this report.

Information about each of the Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Shareholders approved a plan of reorganization with respect to Legg Mason Balanced Trust and Legg Mason Financial Services Fund whereby the Funds would transfer all of their assets and liabilities to the Legg Mason Partners Capital and Income Fund and the Legg Mason Partners Financial Services Fund, respectively. The reorganization occurred March 16, 2007 without any problems and we look forward to servicing those former shareholders through the Legg Mason Partner Funds.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

May 4, 2007

2	Annual Report to Shareholders

Manager’s Discussion of Fund Performance

American Leading Companies Trust

The major large-cap indices – the S&P 500 Stock Composite IndexA, the Dow Jones Industrial AverageA and the S&P 100 IndexA – posted gains above their long-run averages for the 12 months ended March 31, 2007, as overall economic growth slowed moderately, but corporate profits continued to grow at a healthy clip. In contrast to the above-average returns of large-cap stocks, small, mid-cap and Nasdaq stocks posted sub-par results. The fiscal year just ended was the first in more than five that large- and mega-cap stocks outperformed small and mid-caps.

	Total Returns
	Quarter Ended				Year Ended
	6/30/06	9/30/06	12/31/06	3/31/07	3/31/07
American Leading Companies:
Primary Class	–3.89%	+3.96%	+8.22%	–1.35%	+6.68%
Institutional Class	–3.61%	+4.22%	+8.47%	–1.11%	+7.77%
S&P 500 Stock Composite Index	–1.44%	+5.67%	+6.70%	+0.64%	+11.83%
Dow Jones Industrial Average	+0.94%	+5.35%	+7.39%	–0.33%	+13.83%
NASDAQ Composite IndexA	–7.01%	+4.15%	+7.15%	+0.44%	+4.23%
S&P Mid-Cap 400 IndexA	–3.14%	–1.08%	+6.99%	+5.80%	+8.44%
Russell 2000 IndexA	–5.02%	+0.44%	+8.90%	+1.95%	+5.91%
S&P 100 Index	–0.84%	+7.58%	+7.12%	–1.06%	+13.05%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com. For the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

After posting a solid advance in April 2006, the market began a corrective phase in early May, which continued into mid-June at which point the market began to stabilize. The market was locked in a trading range from mid-June until early August as mixed signals about the strength of the economy appeared to confuse investors. The Federal Reserve (Fed) decision to hold the federal funds rate steady at 5.25% at its August 8th Federal Open Market Committee meeting appeared to embolden investors and a strong market rally ensued. Prior to their decision to pause, the Fed had raised the federal funds rate by 25 basis pointsB at 17 consecutive

A

See Glossary of Index Definitions on page 70. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	100 basis points = 1%

Annual Report to Shareholders	3

meetings. Large-cap stocks led the advance in the September quarter with small and mid-caps lagging. Returns were strong across all market capitalization segments for the three months ending December 31, while the March quarter saw a reversal of the September quarter pattern, with small- and mid-cap stocks showing renewed strength, while the large-cap indices marked time.

The American Leading Companies Trust Primary Class shares trailed the overall market for the fiscal year ended March 31, 2007, with an average annual total return of 6.68% versus 11.83% for the S&P 500. The leading percentage gainers and laggards in the portfolio among stocks owned for the entire fiscal year are listed elsewhere in the report. On a relative performance contribution basis, which takes into account both the price performance of the stock relative to the market as well as its portfolio weighting, the leading positive contributors for the fiscal year were: United States Steel Corporation, Altria Group, Inc., The DIRECTV Group, Inc., Lockheed Martin Corporation, J.P. Morgan Chase & Co. Lloyds TSB Group plc IAC/ InterActiveCorp The Travelers Companies, Inc. Tyco International Ltd. and Hewlett-Packard Corporation. The largest detractors from relative performance were: Sprint Nextel Corporation, Pulte Homes, Inc., UnitedHealth Group Inc., Dell Inc., eBay Inc., Centex Corporation, The Home Depot, Inc. Intel Corporation Countrywide Financial Corporation Anadarko Petroleum Corporation Motorola Inc., and Wellpoint Inc. On a sector basis, housing-related stocks cost the portfolio about 200 basis points of relative performance, while the technology, managed care and telecom groups cost the portfolio over 100 basis points each. For the latest 12 months, we would describe portfolio activity as moderate, with turnover averaging between 20% and 25%. In broad terms, during the year, we reduced the number of holdings in the portfolio by about 5%, from 66 to 63. In aggregate, our purchase and sale activity for the year did not add value to the portfolio. We sold strong stocks such as Phelps Dodge, Liberty Interactive, and Liberty Media too early – leaving profits on the table – and also bought too early into homebuilders such as Pulte Homes and Centex, which were a drag on performance during the year.

David E. Nelson, CFA

April 16, 2007

DJIA: 12,720.46

4	Annual Report to Shareholders

Expense Example

American Leading Companies Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Primary Class
Actual	$1,000.00	$1,067.60	$9.54
Hypothetical (5% return before expenses)	1,000.00	1,015.71	9.30
Institutional Class
Actual	$1,000.00	$1,072.70	$4.24
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.13

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 1.85% and 0.82% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

Annual Report to Shareholders	5

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

6	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+6.68%	+6.68%
Five Years	+44.76%	+7.68%
Ten Years	+112.98%	+7.85%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+7.77%	+7.77%
Five Years	+52.50%	+8.81%
Life of Class*	+46.02%	+6.75%
* Inception date: June 14, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 2001.

8	Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of March 31, 2007)B

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2007)

Security	% of Net Assets
Altria Group Inc.	4.2%
J.P. Morgan Chase and Co.	4.1%
UnitedHealth Group Inc.	3.9%
Tyco International Ltd.	3.8%
WellPoint Inc.	3.1%
Sprint Nextel Corp.	2.9%
Citigroup Inc.	2.9%
Lloyds TSB Group PLC	2.6%
American International Group Inc.	2.4%
Nokia Oyj – ADR	2.4%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders	9

Selected Portfolio PerformanceC

Strongest performers for the year ended March 31, 2007D
1. United States Steel Corp.	+65.1%
2. The DIRECTV Group Inc.	+40.7%
3. Deere and Co.	+40.0%
4. Lockheed Martin Corp.	+31.1%
5. Accenture Ltd.	+29.6%
6. Altria Group Inc.	+29.2%
7. IAC/InterActiveCorp	+28.0%
8. Morgan Stanley	+27.3%
9. Exxon Mobil Corp.	+26.2%
10. Hewlett-Packard Co.	+23.1%

Weakest performers for the year ended March 31, 2007D
1. Pulte Homes Inc.	–30.8%
2. Dell Inc.	–22.0%
3. Sprint Nextel Corp.	–18.7%
4. eBay Inc.	–15.0%
5. Anadarko Petroleum Corp.	–14.2%
6. The Home Depot Inc.	–11.4%
7. Texas Instruments Inc.	–6.9%
8. Countrywide Financial Corp.	–6.9%
9. Caterpillar Inc.	–5.1%
10. UnitedHealth Group Inc.	–5.1%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Apollo Group Inc.	Dominion Resources Inc.
General Motors Corp.	Newmont Mining Corp.
Noble Corp.
UAL Corp.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire year.

10	Annual Report to Shareholders

Portfolio of Investments

American Leading Companies Trust

March 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.7%

Consumer Discretionary — 16.7%
Automobiles — 0.5%
General Motors Corp.	150	$4,596

Diversified Consumer Services — 1.0%
Apollo Group Inc.	200	8,780	A

Household Durables — 3.4%
Centex Corp.	300	12,534
Koninklijke (Royal) Philips Electronics N.V. – ADR	63	2,400
Pulte Homes Inc.	500	13,230

		28,164

Internet and Catalog Retail — 5.3%
Amazon.com Inc.	425	16,910	A
Expedia Inc.	500	11,590	A
IAC/InterActiveCorp	425	16,027	A

		44,527

Media — 2.8%
The DIRECTV Group Inc.	600	13,842	A
Time Warner Inc.	480	9,466

		23,308

Specialty Retail — 3.7%
The Home Depot Inc.	400	14,696
The TJX Cos. Inc.	600	16,176

		30,872

Consumer Staples — 5.5%
Beverages — 0.8%
The Pepsi Bottling Group Inc.	200	6,378

Food and Staples Retailing — 0.5%
Wal-Mart Stores Inc.	100	4,695

Annual Report to Shareholders	11

	Shares/Par	Value
Consumer Staples — Continued
Tobacco — 4.2%
Altria Group Inc.	400	$35,124

Energy — 5.8%
Energy Equipment and Services — 2.6%
Baker Hughes Inc.	120	7,935
Noble Corp.	50	3,934
Transocean Inc.	120	9,804	A

		21,673

Oil, Gas and Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	134	5,759
Apache Corp.	97	6,858
Devon Energy Corp.	150	10,383
Exxon Mobil Corp.	30	2,264
Royal Dutch Shell PLC – ADR	24	1,591

		26,855

Financials — 21.5%
Capital Markets — 1.3%
Merrill Lynch and Co. Inc.	70	5,717
Morgan Stanley	70	5,513

		11,230

Commercial Banks — 2.6%
Lloyds TSB Group PLC	1,950	21,501

Diversified Financial Services — 9.1%
Bank of America Corp.	343	17,520
Citigroup Inc.	465	23,873
J.P. Morgan Chase and Co.	717	34,665

		76,058

12	Annual Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — 4.9%
American International Group Inc.	300	$20,166
The Travelers Cos. Inc.	225	11,648
XL Capital Ltd.	127	8,871

		40,685

Thrifts and Mortgage Finance — 3.6%
Countrywide Financial Corp.	550	18,502
Washington Mutual Inc.	300	12,114

		30,616

Health Care — 12.2%
Health Care Providers and Services — 9.3%
Health Net Inc.	345	18,538	A
UnitedHealth Group Inc.	616	32,614
WellPoint Inc.	323	26,187	A

		77,339

Pharmaceuticals — 2.9%
Johnson and Johnson	180	10,847
Pfizer Inc.	540	13,640

		24,487

Industrials — 12.6%
Aerospace and Defense — 4.3%
General Dynamics Corp.	216	16,502
Lockheed Martin Corp.	200	19,404

		35,906

Airlines — 1.1%
UAL Corp.	240	9,161	A

Industrial Conglomerates — 5.5%
General Electric Co.	400	14,144
Tyco International Ltd.	1,000	31,550

		45,694

Annual Report to Shareholders	13

	Shares/Par	Value
Industrials — Continued
Machinery — 1.7%
Caterpillar Inc.	119	$7,977
Deere and Co.	60	6,518

		14,495

Information Technology — 18.8%
Communications Equipment — 3.2%
Motorola Inc.	400	7,068
Nokia Oyj – ADR	875	20,055

		27,123

Computers and Peripherals — 4.1%
Dell Inc.	270	6,267	A
Hewlett-Packard Co.	350	14,049
International Business Machines Corp.	152	14,327

		34,643

Internet Software and Services — 3.5%
eBay Inc.	400	13,260	A
Yahoo! Inc.	510	15,958	A

		29,218

IT Services — 1.2%
Accenture Ltd.	250	9,635

Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials Inc.	550	10,076
Intel Corp.	425	8,130
Texas Instruments Inc.	600	18,060

		36,266

Software — 2.5%
Microsoft Corp.	405	11,288
Symantec Corp.	550	9,515	A

		20,803

14	Annual Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Materials — 2.3%
Metals and Mining — 2.3%
Alcoa Inc.	100	$3,390
United States Steel Corp.	160	15,867

		19,257

Telecommunication Services — 4.3%
Wireless Telecommunication Services — 4.3%
ALLTEL Corp.	180	11,160
Sprint Nextel Corp.	1,300	24,648

		35,808

Total Common Stocks and Equity Interests (Cost — $525,880)		834,897
Repurchase Agreements — 0.3%
Bank of America
5.3%, dated 3/30/07, to be repurchased at $1,128 on 4/2/07 (Collateral: $1,185 Freddie Mac Discount notes, due 10/26/07, value $1,150)	$1,127	1,127
Goldman Sachs Group Inc.
5.3%, dated 3/30/07, to be repurchased at $1,128 on 4/2/07 (Collateral: $1,183 Fannie Mae notes, 5% due 5/1/36, value $1,155)	1,128	1,128

Total Repurchase Agreements (Cost — $2,255)		2,255
Total Investments — 100.0% (Cost — $528,135)		837,152
Other Assets Less Liabilities — N.M.		394

Net Assets — 100.0%		$837,546

A	Non-income producing.

N.M. — Not Meaningful.

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders	15

Statement of Assets and Liabilities

American Leading Companies Trust

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $ 525,880)		$834,897
Short-term securities at value (Cost – $ 2,255)		2,255
Cash		79
Receivable for securities sold		794
Receivable for fund shares sold		633
Dividends and interest receivable		1,735
Foreign tax		3
Other assets		7

Total assets		840,403
Liabilities:
Payable for fund shares repurchased	$1,412
Accrued management fee	498
Accrued distribution and service fees	651
Accrued expenses	289
Tax withholding liability	7

Total liabilities		2,857

Net Assets		$837,546

Net assets consist of:
Accumulated paid-in-capital		$525,587
Overdistributions of net investment income		(47)
Undistributed net realized gain on investments and foreign currency transactions		2,972
Unrealized appreciation of investments		309,034

Net Assets		$837,546

Net Asset Value Per Share:
Primary Class (30,760 shares outstanding)		$24.87

Institutional Class (2,805 shares outstanding)		$25.86

See notes to financial statements.

16	Annual Report to Shareholders

Statement of Operations

American Leading Companies Trust

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Dividends	$12,501
Interest	566
Less: Foreign taxes withheld	(16)

Total income		$13,051

Expenses:
Management fees	5,632
Distribution and service fees:
Primary Class	7,615
Audit and legal fees	44
Custodian fees	118
Directors’ fees and expenses	57
Registration fees	53
Reports to shareholders	264
Transfer agent and shareholder servicing expense:
Primary Class	495
Institutional Class	15
Other expenses	148

	14,441

Net expenses		14,441

Net Investment Loss		(1,390)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	32,578
Foreign currency transactions	(9)

		32,569
Change in unrealized appreciation/depreciation of:
Investments	20,663
Assets and liabilities denominated in foreign currencies	17

		20,680

Net Realized and Unrealized Gain on Investments		53,249

Change in Net Assets Resulting From Operations		$51,859

See notes to financial statements.

Annual Report to Shareholders	17

Statement of Changes in Net Assets

American Leading Companies Trust

(Amounts in Thousands)

	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
Change in Net Assets:

Net investment income (loss)	$(1,390)	$638
Net realized gain on investments and currency transactions	32,569	22,746
Change in unrealized appreciation/depreciation of investments	20,680	63,002

Change in net assets resulting from operations	51,859	86,386
Distributions to shareholders from:
Net investment income:
Primary Class	(442)	—
Institutional Class	(123)	(91)
Net realized gain on investments:
Primary Class	(39,878)	—
Institutional Class	(1,711)	—
Change in net assets from fund share transactions:
Primary Class	(2,543)	21,783
Institutional Class	31,278	15,623

Change in net assets	38,440	123,701
Net Assets:

Beginning of year	799,106	675,405

End of year	$837,546	$799,106

Undistributed net investment income	$(47)	$525

See notes to financial statements.

18	Annual Report to Shareholders

Financial Highlights

American Leading Companies Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,
	2007		2006	2005		2004		2003
Net asset value, beginning of year	$24.59		$21.85	$19.85		$14.54		$18.13

Investment operations:
Net investment income/(loss)	(.06	)A	.01	—	B	.01		(.01)
Net realized and unrealized gain/(loss)	1.64		2.73	2.01		5.30		(3.58)

Total from investment operations	1.58		2.74	2.01		5.31		(3.59)

Distributions from:
Net investment income	(.01)		—	(.01)		—	B
Net realized gain on investments	(1.29)		—	—		—		—

Total distributions	(1.30)		—	(.01)		—		—

Net asset value, end of year	$24.87		$24.59	$21.85		$19.85		$14.54

Total return	6.68%		12.54%	10.12%		36.54%		(19.80)%
Ratios to Average Net Assets:C
Total expenses	1.85%		1.86%	1.88%		1.90%		1.92%
Expenses net of waivers, if any	1.85%		1.86%	1.88%		1.90%		1.92%
Expenses net of all reductions	1.85%		1.86%	1.88%		1.90%		1.92%
Net investment income (loss)	(.23)%		.04%	(.01)%		.05%		(.05)%
Supplemental Data:
Portfolio turnover rate	19.0%		14.3%	19.4%		19.6%		19.0%
Net assets, end of year (in thousands)	$765,000		$757,630	$654,019		$585,295		$410,331

A	Computed using average daily shares outstanding.
B	Amount represents less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	19

Institutional Class:

	Years Ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$25.33		$22.34	$20.28	$14.83	$18.27

Investment operations:
Net investment income	.23	A	.22	.21	.20	.15
Net realized and unrealized gain/(loss)	1.67		2.82	2.06	5.42	(3.59)

Total from investment operations	1.90		3.04	2.27	5.62	(3.44)

Distributions from:
Net investment income	(.08)		(.05)	(.21)	(.17)	—
Net realized gain on investments	(1.29)		—	—	—	—

Total distributions	(1.37)		(.05)	(.21)	(.17)	—

Net asset value, end of year	$25.86		$25.33	$22.34	$20.28	$14.83

Total return	7.77%		13.63%	11.21%	37.96%	(18.83)%

Ratios to Average Net Assets:C
Total expenses	.82%		.84%	.90%	.85%	.87%
Expenses net of waivers, if any	.82%		.84%	.90%	.85%	.87%
Expenses net of all reductions	.82%		.84%	.90%	.85%	.87%
Net investment income	.90%		1.09%	.99%	1.14%	1.02%
Supplemental Data:
Portfolio turnover rate	19.0%		14.3%	19.4%	19.6%	19.0%
Net assets, end of year (in thousands)	$72,546		$41,476	$21,386	$16,996	$8,729

See notes to financial statements.

20	Annual Report to Shareholders

Management’s Discussion of Fund Performance

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended March 31, 2007, are presented below, along with those of some comparative indices:

Average Annual Total Returns Through March 31, 2007
	First Quarter 2007	One Year	Three Years	Five Years	Since InceptionA
U.S. Small-Cap Value Trust:
Primary Class	+0.36%	+7.00%	+9.74%	+10.50%	+8.23%
Institutional Class	+0.58%	+8.09%	+10.96%	+11.72%	+9.46%
Russell 1000 IndexB	+1.21%	+11.84%	+10.73%	+6.92%	+5.15%
Russell 1000 Value IndexB	+1.24%	+16.83%	+14.42%	+10.25%	+7.66%
Russell 2000 IndexB	+1.95%	+5.91%	+12.00%	+10.95%	+7.92%
Russell Growth IndexB	+0.92%	+1.56%	+9.41%	+7.88%	+3.88%
Russell 2000 Value IndexB	+1.46%	+10.38%	+14.47%	+13.61%	+11.17%
Russell 2500 IndexB	+3.55%	+8.23%	+13.26%	+12.15%	+9.85%
Russell 2500 Value IndexB	+3.08%	+12.15%	+15.19%	+14.33%	+11.61%
Russell Midcap IndexB	+4.38%	+11.79%	+15.72%	+12.91%	+10.22%
Russell Midcap Value IndexB	+4.86%	+17.13%	+18.58%	+15.22%	+11.55%
S&P 500 Stock Composite IndexB	+0.64%	+11.83%	+10.06%	+6.27%	+4.68%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com. For the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Over the last 12 months the U.S. equity markets experienced solid gains. Small-cap value returns exceeded growth with the Russell 2000 Value Index, advancing 10.38% versus 1.56% for the Russell 2000 Growth IndexB. Larger stocks outperformed this period as the Russell 1000 Value climbed 16.83% and the S&P 500 Index rose 11.83%. This solid performance

A	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for the periods beginning May 31, 1998.
B

See Glossary of Index Definitions on page 70. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

Annual Report to Shareholders	21

occurred despite a slowdown in the housing market, volatile oil prices and geopolitical concerns.

Although absolute returns were solid, relative performance for the U.S. Small Cap Value Trust for the past year was disappointing, as returns lagged the Russell 2000 Value index but outpaced the broader small-cap market represented by the Russell 2000. Over this period, the Fund’s Primary class returned 7.00% versus 10.38% for the Russell 2000 Value, and 5.90% for the Russell 2000. Many of the top-performing stocks for the year had no earnings, low earnings, and/or momentum characteristics. Our valuation discipline precludes us from having exposure to small-cap stocks with these characteristics, even when they are part of the index. The largest detracting areas in the past year were retail, materials and bank holdings. The largest contributors to performance in the past year were capital goods, auto manufacturers and insurance.

The last 12 months were characterized by the end of the housing boom, volatile oil prices and continued geopolitical concerns. Following two years and 425 basis pointsC (of increases, the Federal Reserve (Fed) decided in June 2006 to hold short-term interest rates steady and has maintained the 5.25% fed funds rate since then. There was a tug of war between concerns about wage and price inflation versus the negative growth impact from prior tightening along with the housing slowdown and concerns about the effects of higher energy prices on consumer spending. All in all, investors perceived a slowing economy, but one that was resilient despite the sudden slowdown in the housing market.

Over the last 12 months the market continued its advance despite significant headwinds. Unfortunately, Fund returns lagged the Russell 2000 Value’s 10.38% return. Small-cap value returns exceeded growth with the Russell 2000 Index Growth advancing only 1.56%. The Fund outperformed the Russell 2000 return of 5.91%. Large stocks, particularly value stocks were the best performers in the past 12 months as the Russell 1000 Value rose 16.83% and the S&P 500 gained 11.83%.

The Fund’s underperformance came from a diverse group of sectors and factors. While no single sector or industry dominated underperformance, some of the largest detracting areas were retail, materials and banks. In this period there were significant gains in the auto parts, capital goods, and insurance. Several auto parts manufacturers began to turn around after lagging in prior periods.

A common theme in many industries was that the stocks with no earnings, high price-to-earnings ratios, and momentum characteristics were among the best performers. Our process precludes us from having exposure to small cap stocks with these characteristics, even when they are part of the index. While these stocks performed well this past year, they have historically been unable to sustain their momentum and over the long term have been weak and volatile performers.

Sector and industry exposures have not changed significantly in the last twelve months. Financials remain the largest sector for the portfolio and the benchmark. Consumer

C	100 basis points = 1%

22	Annual Report to Shareholders

discretionary remains the largest overweight to the benchmark, while information technology and health care are the most underweight.

Markets that are very narrow and momentum-driven are typically challenging for us, as our process is predicated on “mean reversion,” the realization that bubbles eventually burst and out-of-favor but profitable companies eventually return to a normal valuation. While we think history shows that a focus on valuation has worked over full market cycles, we are not able to predict momentum’s peaks and troughs. We can, though, assure you that we will stay true to the small cap value style that has served our clients over the long run. We believe that fundamentals will again dominate momentum, leading to improved relative performance for the Fund.

As always, we thank you for your continued support.

Henry Otto

Steve Tonkovich

April 23, 2007

DJIA: 12,919.40

Annual Report to Shareholders	23

Expense Example

U.S. Small-Capitalization Value Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Primary Class
Actual	$1,000.00	$1,086.30	$10.40
Hypothetical (5% return before expenses)	1,000.00	1,014.96	10.05
Institutional Class
Actual	$1,000.00	$1,091.60	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.04

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 2.00% and 1.00% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

24	Annual Report to Shareholders

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders	25

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+7.00%	+7.00%
Five Years	+64.71%	+10.50%
Life of Class*	+100.40%	+8.23%
* Inception date: June 15, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 1998.

26	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+8.09%	+8.09%
Five Years	+74.04%	+11.72%
Life of Class*	+121.17%	+9.46%
* Inception date: June 19, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders	27

Portfolio Composition (as of March 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2007)

Security	% of Net Assets
Odyssey Re Holdings Corp.	1.6%
The Commerce Group Inc.	1.4%
Jack in the Box Inc.	1.4%
IndyMac Bancorp Inc.	1.3%
SkyWest Inc.	1.2%
Integrys Energy Group Inc.	1.2%
WGL Holdings Inc.	1.1%
Downey Financial Corp.	1.0%
Delphi Financial Group Inc.	1.0%
Worthington Industries Inc.	1.0%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

28	Annual Report to Shareholders

Performance InformationD — Continued

Selected Portfolio Performance E

Strongest performers for the year ended March 31, 2007F
1 Frisch’s Restaurants Inc.	+84.5%
2 Tempur-Pedic International Inc.	+84.1%
3 Odyssey Re Holdings Corp.	+82.0%
4 Universal Corp.	+74.4%
5 Procentury Corp.	+71.7%
6 Navistar International Corp.	+65.9%
7 Jack in the Box Inc.	+58.9%
8 Meadowbrook Insurance Group Inc.	+57.0%
9 Republic Airways Holdings Inc.	+55.0%
10 Agilsys Inc.	+50.3%

Weakest performers for the year ended March 31, 2007F
1. Omnivision Technologies Inc.	–57.1%
2. Beazer Homes USA Inc.	–55.4%
3. Building Materials Holding Corp.	–48.4%
4. Westell Technologies Inc.	–46.7%
5. Finlay Enterprises Inc.	–42.7%
6. Valassis Communications Inc.	–41.5%
7. Corus Bankshares Inc.	–40.0%
8. Standard-Pacific Corp.	–37.5%
9. Georgia Gulf Corp.	–36.7%
10. Polyone Corp.	–34.5%

D	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.
E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire year.

Annual Report to Shareholders	29

Portfolio of Investments

U.S. Small-Capitalization Value Trust

March 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.2%

Consumer Discretionary — 22.8%
Auto Components — 2.8%
Aftermarket Technology Corp.	36	$882	A
ArvinMeritor Inc.	118	2,155
Bandag Inc. – Class A	12	585
Dorman Products Inc.	11	132	A
Modine Manufacturing Co.	31	710
Strattec Security Corp.	6	276	A
TRW Automotive Holdings Corp.	56	1,957	A

		6,697

Distributors — 0.4%
Building Material Holding Corp.	47	855
Handleman Co.	13	88

		943

Diversified Consumer Services — 0.8%
Career Education Corp.	19	577	A
Pre-Paid Legal Services Inc.	12	616	A
Vertrue Inc.	15	741	A

		1,934

Hotels, Restaurants and Leisure — 2.8%
Bluegreen Corp.	36	410	A
CBRL Group Inc.	28	1,278
Frisch’s Restaurants Inc.	6	221
Jack in the Box Inc.	48	3,318	A
Landry’s Restaurants Inc.	7	210
Luby’s Inc.	13	124	A
Ruby Tuesday Inc.	6	169
Speedway Motorsports Inc.	24	930
The Steak n Shake Co.	6	107	A

		6,767

30	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Household Durables — 4.7%
American Greetings Corp.	89	$2,061
Beazer Homes USA Inc.	5	142
Blyth Inc.	1	17
Chromcraft Revington Inc.	1	11	A
Craftmade International Inc.	9	131
CSS Industries Inc.	18	660
Emerson Radio Corp.	10	33	A
Ethan Allen Interiors Inc.	46	1,622
Furniture Brands International Inc.	82	1,295
Hooker Furniture Corp.	14	273
Levitt Corp.	13	125
Mity Enterprises Inc.	5	94	A
Standard Pacific Corp.	1	17
Stanley Furniture Co. Inc.	16	341
Technical Olympic USA Inc.	40	158
Tempur-Pedic International Inc.	88	2,297
Tupperware Brands Corp.	79	1,977
WCI Communities Inc.	4	81	A

		11,335

Leisure Equipment and Products — 1.2%
Aldila Inc.	5	85
Escalade Inc.	8	77
JAKKS Pacific Inc.	35	824	A
MarineMax Inc.	15	357	A
Polaris Industries Inc.	30	1,454

		2,797

Media — 0.8%
Belo Corp.	33	616
Journal Communications Inc.	48	628
McClatchy Co.	8	259
Saga Communications Inc.	15	149	A
Valassis Communications Inc.	22	370	A

		2,022

Annual Report to Shareholders	31

	Shares/Par	Value
Consumer Discretionary — Continued
Multiline Retail — 0.3%
Tuesday Morning Corp.	46	$677

Specialty Retail — 8.0%
Asbury Automotive Group Inc.	48	1,356
Big 5 Sporting Goods Corp.	24	625
Charming Shoppes Inc.	55	707	A
Claire’s Stores Inc.	1	35
Conn’s Inc.	31	775	A
Finlay Enterprises Inc.	18	104	A
Genesco Inc.	38	1,591	A
Group 1 Automotive Inc.	42	1,650
Hastings Entertainment Inc.	19	117	A
Jos. A. Bank Clothiers Inc.	4	141	A
Lithia Motors Inc.	22	592
Pacific Sunwear of California Inc.	57	1,189	A
Rent-A-Center Inc.	64	1,802	A
REX Stores Corp.	17	283	A
Sonic Automotive Inc.	51	1,451
Stage Stores Inc.	47	1,095
The Buckle Inc.	15	519
The Cato Corp.	19	440
The Finish Line Inc.	36	447
United Auto Group Inc.	113	2,288
Zale Corp.	81	2,129	A

		19,336

Textiles, Apparel and Luxury Goods — 1.1%
Columbia Sportswear Co.	1	62
K-Swiss Inc.	23	611
Lakeland Industries Inc.	4	60	A
Rocky Brands Inc.	5	58	A
The Timberland Co.	55	1,442	A

32	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — Continued
Unifirst Corp.	7	$253
Xerium Technologies Inc.	16	126

		2,612

Consumer Staples — 3.7%
Food and Staples Retailing — 1.8%
BJ’s Wholesale Club Inc.	64	2,155	A
Ruddick Corp.	75	2,259

		4,414

Food Products — 1.3%
Del Monte Foods Co.	207	2,375
Premium Standard Farms Inc.	19	404
The J.M. Smucker Co.	6	320

		3,099

Personal Products — N.M
Schiff Nutrition International Inc.	11	74	A

Tobacco — 0.6%
Universal Corp.	23	1,430

Energy — 3.6%
Energy Equipment and Services — 0.8%
Bristow Group Inc.	22	809	A
Gulfmark Offshore Inc.	13	585	A
Hornbeck Offshore Services Inc.	9	264	A
Tidewater Inc.	6	328

		1,986

Oil, Gas and Consumable Fuels — 2.8%
Alon USA Energy Inc.	14	492
Brigham Exploration Co.	48	300	A
Callon Petroleum Co.	20	265	A

Annual Report to Shareholders	33

	Shares/Par	Value
Energy — Continued
Oil, Gas and Consumable Fuels — Continued
Encore Acquisition Co.	36	$871	A
Forest Oil Corp.	7	217	A
Mexco Energy Corp.	1	6	A
Pogo Producing Co.	16	784
Stone Energy Corp.	46	1,378	A
The Houston Exploration Co.	14	761	A
The Meridian Resource Corp.	92	222	A
USEC Inc.	53	864	A
W&T Offshore Inc.	19	538

		6,698

Financials — 33.6%
Commercial Banks — 10.5%
American National Bankshares Inc.	10	220
Arrow Financial Corp.	11	244
BancFirst Corp.	13	596
BancorpSouth Inc.	16	401
Cadence Financial Corp.	4	84
Camden National Corp.	12	516
Chemical Financial Corp.	40	1,205
Chittenden Corp.	7	196
Citizens Banking Corp.	51	1,130
City Bank	4	122
Columbia Banking System Inc.	24	807
Community Bank System Inc.	31	640
Community Banks Inc.	5	115
Community Trust Bancorp Inc.	25	897
CVB Financial Corp.	29	351
F.N.B. Corp.	60	1,003
First Bancorp	7	153
First Community Bancshares Inc.	12	452
First M&F Corp.	11	199
First Merchants Corp.	7	157
First United Corp.	8	184

34	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Firstbank Corp.	1	$26
FNB Corp.	7	115
FNB Corp.	12	430
Fulton Financial Corp.	40	575
German American Bancorp Inc.	10	133
Great Southern Bancorp Inc.	3	88
Greater Bay Bancorp	13	360
Harleysville National Corp.	12	213
Harrington West Financial Group Inc.	8	130
IBERIABANK Corp.	6	327
Independent Bank Corp.	11	214
International Bancshares Corp.	23	681
Lakeland Financial Corp.	11	254
Macatawa Bank Corp.	5	85
MainSource Financial Group Inc.	16	279
Mercantile Bank Corp.	2	55
Merchants Bancshares Inc.	4	96
National Penn Bancshares Inc.	11	210
NBT Bancorp Inc.	36	835
North Valley Bancorp	11	283
Northrim BanCorp Inc.	9	251
Old Point Financial Corp.	2	43
PAB Bankshares Inc.	14	243
Pacific Capital Bancorp	11	350
Park National Corp.	4	378
Penns Woods Bancorp Inc.	5	161
Peoples Bancorp Inc.	18	468
Provident Bankshares Corp.	24	794
Renasant Corp.	9	228
Republic First Bancorp Inc.	13	171	A
S&T Bancorp Inc.	8	264
Sierra Bancorp	6	167
Simmons First National Corp.	8	253
Sky Financial Group Inc.	16	438
Southwest Bancorp Inc.	11	272

Annual Report to Shareholders	35

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Susquehanna Bancshares Inc.	22	$508
Taylor Capital Group Inc.	6	195
TriCo Bancshares	14	321
Trustmark Corp.	63	1,775
Union Bankshares Corp.	5	122
United Bankshares Inc.	18	627
United Security Bancshares	6	171
Univest Corp. of Pennsylvania	10	250
Washington Banking Co.	6	91
Washington Trust Bancorp Inc.	5	129
WesBanco Inc.	15	451
West Bancorporation	6	95
West Coast Bancorp	13	416
Whitney Holding Corp.	25	758
Yadkin Valley Financial Corp.	6	121

		25,572

Consumer Finance — 0.5%
Advanta Corp.	15	589
AmeriCredit Corp.	12	263	A
Nelnet Inc.	15	353

		1,205

Diversified Financial Services — 0.4%
Asset Acceptance Capital Corp.	40	611	A
California First National Bancorp	7	88
Marlin Business Services Corp.	10	212	A

		911

Insurance — 14.2%
21st Century Insurance Group	33	692
Affirmative Insurance Holdings Inc.	15	261
Alfa Corp.	58	1,075
American Equity Investment Life Holding Co.	55	718
Argonaut Group Inc.	28	921	A
Bristol West Holdings Inc.	29	645

36	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — Continued
CNA Surety Corp.	45	$939	A
Conseco Inc.	16	282	A
Delphi Financial Group Inc.	61	2,459
Direct General Corp.	34	723
Donegal Group Inc. – Class A	7	125
Donegal Group Inc. – Class B	4	63
EMC Insurance Group Inc.	5	128
FBL Financial Group Inc.	47	1,855
Great American Financial Resources Inc.	39	947
Hanover Insurance Group Inc.	23	1,070
Harleysville Group Inc.	19	601
Horace Mann Educators Corp.	45	914
Infinity Property and Casualty Corp.	35	1,626
LandAmerica Financial Group Inc.	29	2,129
Meadowbrook Insurance Group Inc.	48	524	A
National Atlantic Holdings Corp.	4	52	A
National Western Life Insurance Co.	4	955
Nymagic Inc.	8	339
Odyssey Re Holdings Corp.	101	3,962
Ohio Casualty Corp.	55	1,652
Presidential Life Corp.	33	655
ProCentury Corp.	12	288
Safety Insurance Group Inc.	27	1,067
SeaBright Insurance Holdings	9	173	A
Selective Insurance Group Inc.	8	214
StanCorp Financial Group Inc.	22	1,082
The Commerce Group Inc.	113	3,400
The Midland Co.	18	749
The Phoenix Cos. Inc.	45	625
Unico American Corp.	5	66	A
United Fire and Casualty Co.	15	513

		34,489

Thrifts and Mortgage Finance — 7.9%
Anchor Bancorp Wisconsin Inc.	37	1,040

Annual Report to Shareholders	37

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — Continued
Corus Bankshares Inc.	72	$1,235
Dime Community Bancshares	13	177
Downey Financial Corp.	39	2,517
First Defiance Financial Corp.	2	49
First Financial Holdings Inc.	19	654
First Financial Service Corp.	6	169
First Mutual Bancshares Inc.	7	162
First Place Financial Corp.	16	334
FirstFed Financial Corp.	26	1,483	A
Flagstar Bancorp Inc.	42	506
Flushing Financial Corp.	32	526
Franklin Bank Corp.	23	410	A
HMN Financial Inc.	6	202
IndyMac Bancorp Inc.	97	3,106
ITLA Capital Corp.	7	380
MAF Bancorp Inc.	35	1,450
North Central Bancshares Inc.	2	92
OceanFirst Financial Corp.	13	224
Parkvale Financial Corp.	9	254
PFF Bancorp Inc.	23	703
TierOne Corp.	4	119
Timberland Bancorp Inc.	6	226
Triad Guaranty Inc.	20	827	A
United Community Financial Corp.	32	355
Washington Federal Inc.	42	981
Webster Financial Corp.	14	653
WSFS Financial Corp.	4	258

		19,092

Health Care — 2.3%
Health Care Equipment and Supplies — 0.3%
Atrion Corp.	2	165
Cantel Medical Corp.	13	195	A
Kinetic Concepts Inc.	1	41	A

38	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Health Care — Continued
Health Care Equipment and Supplies — Continued
National Dentex Corp.	2	$28	A
Nutraceutical International Corp.	10	172	A

		601

Health Care Providers and Services — 2.0%
Apria Healthcare Group Inc.	71	2,290	A
Kindred Healthcare Inc.	50	1,642	A
LifePoint Hospitals Inc.	22	853	A
National Home Health Care Corp.	4	49
National Medical Health Card Systems Inc.	4	54	A

		4,888

Industrials — 14.6%
Aerospace and Defense — 0.2%
Ducommun Inc.	8	198	A
United Industrial Corp.	7	409

		607

Air Freight and Logistics — 0.2%
ABX Air Inc.	56	386	A

Airlines — 2.0%
ExpressJet Holdings Inc.	91	529	A
Mesa Air Group Inc.	61	455	A
Republic Airways Holdings Inc.	45	1,022	A
SkyWest Inc.	107	2,863

		4,869

Building Products — 2.1%
Ameron International Corp.	15	955
Builders FirstSource Inc.	13	204	A
Griffon Corp.	25	614	A
Lennox International Inc.	43	1,521

Annual Report to Shareholders	39

	Shares/Par	Value
Industrials — Continued
Building Products — Continued
Simpson Manufacturing Co. Inc.	27	$826
Universal Forest Products Inc.	17	862

		4,982

Commercial Services and Supplies — 2.5%
Abatix Corp.	2	11	A
Deluxe Corp.	67	2,247
Ennis Inc.	17	463
Industrial Services of America Inc.	3	23	A
Intersections Inc.	17	172	A
John H. Harland Co.	45	2,300
Labor Ready Inc.	30	575	A
Metalico Inc.	4	17	A
United Stationers Inc.	4	228	A

		6,036

Electrical Equipment — 0.5%
A.O. Smith Corp.	7	283
BTU International Inc.	3	34	A
GrafTech International Ltd.	96	869	A
Technology Research Corp.	3	17

		1,203

Industrial Conglomerates — 0.2%
Standex International Corp.	21	593

Machinery — 3.5%
Accuride Corp.	31	448	A
Albany International Corp., Class A	6	223
Ampco-Pittsburgh Corp.	4	104
Barnes Group Inc.	28	654
Blount International Inc.	11	136	A
Briggs and Stratton Corp.	53	1,647
Commercial Vehicle Group Inc.	22	461	A
Crane Co.	15	594
Gehl Co.	7	173	A

40	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Machinery — Continued
Kennametal Inc.	12	$798
Mueller Industries Inc.	14	418
Navistar International Corp.	25	1,130	A
Supreme Industries Inc.	14	83
The Timken Co.	35	1,073
Wabash National Corp.	33	504

		8,446

Road and Rail — 2.4%
Arkansas Best Corp.	14	494
Con-way Inc.	26	1,301
P.A.M. Transportation Services Inc.	3	64	A
Quality Distribution Inc.	18	155	A
Saia Inc.	11	272	A
Swift Transportation Co. Inc.	30	932	A
U.S. Xpress Enterprises Inc.	4	76	A
USA Truck Inc.	1	13	A
Werner Enterprises Inc.	42	768
YRC Worldwide Inc.	44	1,786	A

		5,861

Trading Companies and Distributors — 0.7%
BlueLinx Holdings Inc.	29	306
GATX Corp.	4	177
Huttig Building Products Inc.	9	53	A
UAP Holding Corp.	9	230
United Rentals Inc.	32	866	A

		1,632

Transportation Infrastructure — 0.3%
Interpool Inc.	30	720

Annual Report to Shareholders	41

	Shares/Par	Value
Information Technology — 4.7%
Communications Equipment — 0.5%
Plantronics Inc.	39	$924
Radyne Corp.	17	158	A
Westell Technologies Inc.	73	159	A

		1,241

Computers and Peripherals — N.M.
Key Tronic Corp.	11	43	A

Electronic Equipment and Instruments — 2.1%
ADDvantage Technologies Group Inc.	3	11	A
Aetrium Inc.	3	13	A
Agilysys Inc.	25	566
Anixter International Inc.	7	475	A
Benchmark Electronics Inc.	19	388	A
Global Imaging Systems Inc.	18	353	A
Micronetics Inc.	4	32	A
Multi-Fineline Electronix Inc.	18	272	A
PAR Technology Corp.	13	133	A
Park Electrochemical Corp.	5	127
Plexus Corp.	28	484	A
SYNNEX Corp.	38	811	A
TTM Technologies Inc.	28	267	A
Vishay Intertechnology Inc.	64	895	A
Winland Electronics Inc.	2	5	A
Wireless Telecom Group Inc.	40	97	A
Wireless Xcessories Group Inc.	1	3	A

		4,932

Internet Software and Services — 1.1%
Earthlink Inc.	149	1,098	A
United Online Inc.	108	1,508

		2,606

IT Services — N.M.
TSR Inc.	7	30

42	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — 1.0%
Advanced Energy Industries Inc.	14	$286	A
inTest Corp.	6	29	A
Kulicke and Soffa Industries Inc.	54	500	A
MKS Instruments Inc.	19	480	A
Omnivision Technologies Inc.	52	673	A
Photronics Inc.	27	418	A

		2,386

Software — N.M
Dynamics Research Corp.	4	40	A

Materials — 5.7%
Chemicals — 2.7%
Cytec Industries Inc.	1	51
FMC Corp.	18	1,320
Georgia Gulf Corp.	33	535
Hawkins Inc.	4	59
Olin Corp.	77	1,301
PolyOne Corp.	122	742	A
Sensient Technologies Corp.	75	1,939
Westlake Chemical Corp.	24	638

		6,585

Construction Materials — 0.5%
Headwaters Inc.	40	872	A
U.S. Concrete Inc.	36	285	A

		1,157

Containers and Packaging — 0.6%
Silgan Holdings Inc.	30	1,533

Annual Report to Shareholders	43

	Shares/Par	Value
Metals and Mining — 1.5%
Gibraltar Industries Inc.	38	$868
NN Inc.	18	221
Worthington Industries Inc.	117	2,404

		3,493

Paper and Forest Products — 0.4%
Louisiana-Pacific Corp.	50	1,001

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
Cincinnati Bell Inc.	45	209	A
HickoryTech Corp.	14	94
Iowa Telecommunications Services Inc.	33	666
North Pittsburgh Systems Inc.	2	35
Premiere Global Services Inc.	63	705	A

		1,709

Utilities — 6.5%
Electric Utilities — 1.7%
Great Plains Energy Inc.	73	2,366
Westar Energy Inc.	63	1,739

		4,105

Gas Utilities — 2.1%
Atmos Energy Corp.	37	1,167
Energen Corp.	4	178
New Jersey Resources Corp.	12	581
The Laclede Group Inc.	23	702
WGL Holdings Inc.	80	2,568

		5,196

Multi-Utilities — 2.7%
Black Hills Corp.	11	408
Integrys Energy Group Inc.	51	2,853

44	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Multi-Utilities — Continued
Puget Energy Inc.	79	$2,031
Vectren Corp.	44	1,261

		6,553

Total Common Stocks and Equity Interests
(Cost – $188,719)		237,524

Repurchase Agreements — 1.9%
Bank of America
5.3%, dated 3/30/07, to be repurchased at $2,281 on 4/2/07 (Collateral: $2,400 Freddie Mac Discount Notes, due 10/26/07, value $2,325)	$2,280	2,280
Goldman Sachs & Co.
5.3%, dated 3/30/07, to be repurchased at $2,281 on 4/2/07 (Collateral: $2,392 Fannie Mae notes, 5%, due 5/1/36, value $2,335)	2,279	2,279

Total Repurchase Agreements (Cost – $4,559)		4,559

Total Investments — 100.1% (Cost – $193,278)		242,083
Other Assets Less Liabilities — (0.1)%		(263)

Net Assets — 100.0%		$241,820

A	Non-income producing.

N.M. — Not Meaningful.

See notes to financial statements.

Annual Report to Shareholders	45

Statement of Assets and Liabilities

U.S. Small-Capitalization Value Trust

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $188,719)		$237,524
Short-term securities at value (Cost – $4,559)		4,559
Cash		2
Receivable for securities sold		356
Receivable for fund shares sold		216
Dividends and interest receivable		237

Total assets		242,894
Liabilities:
Payable for securities purchased	$311
Payable for fund shares repurchased	267
Accrued management fee	173
Accrued distribution and service fees	255
Accrued expenses	68

Total liabilities		1,074

Net Assets		$241,820

Net assets consist of:
Accumulated paid-in-capital		$184,887
Accumulated net investment loss		(39)
Undistributed net realized gain on investments		8,167
Unrealized appreciation of investments		48,805

Net Assets		$241,820

Net Asset Value Per Share:
Primary Class (15,141 shares outstanding)		$13.73

Institutional Class (2,190 shares outstanding)		$15.48

See notes to financial statements.

46	Annual Report to Shareholders

Statement of Operations

U.S. Small-Capitalization Value Trust

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Dividends	$4,299
Interest	303
Less: Foreign taxes withheld	—	A

Total income			$4,602
Expenses:
Management fees	1,969
Distribution and service fees:
Primary Class	2,165
Audit and legal fees	36
Custodian fees	77
Directors’ fees and expenses	57
Registration fees	45
Reports to shareholders	141
Transfer agent and shareholder servicing expense:
Primary Class	184
Institutional Class	15
Other expenses	58

	4,747
Less: Expenses reimbursed by adviser	(87)
Compensating balance credits	(3)

Net expenses			4,657

Net Investment Loss			(55)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	30,764
Change in unrealized appreciation/(depreciation) of investments	(14,451)

Net Realized and Unrealized Gain on Investments			16,313

Change in Net Assets Resulting From Operations			$16,258

A	Amount represents less than $1.

See notes to financial statements.

Annual Report to Shareholders	47

Statement of Changes in Net Assets

U.S. Small-Capitalization Value Trust

(Amounts in Thousands)

	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
Change in Net Assets:
Net investment loss	$(55)	$(771)
Net realized gain	30,764	20,770
Change in unrealized appreciation/depreciation	(14,451)	11,437

Change in net assets resulting from operations	16,258	31,436
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(26,097)	(26,565)
Institutional Class	(3,414)	(2,504)
Change in net assets from fund share transactions:
Primary Class	(12,106)	(11,723)
Institutional Class	(879)	20,346

Change in net assets	(26,238)	10,990
Net Assets:
Beginning of year	268,058	257,068

End of year	$241,820	$268,058

Accumulated net investment loss	$(39)	$(25)

See notes to financial statements.

48	Annual Report to Shareholders

Financial Highlights

U.S. Small-Capitalization Value Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$14.51		$14.43	$14.52	$8.93	$11.73

Investment operations:
Net investment loss	(.02	)A	(.06)	(.05)	(.07)	(.06)
Net realized and unrealized gain/(loss)	.98		1.77	1.38	5.75	(2.74)

Total from investment operations	.96		1.71	1.33	5.68	(2.80)

Distributions from:
Net realized gain on investments	(1.74)		(1.63)	(1.42)	(.09)	—

Total distributions	(1.74)		(1.63)	(1.42)	(.09)	—

Net asset value, end of year	$13.73		$14.51	$14.43	$14.52	$8.93

Total return	7.00%		12.63%	9.67%	63.71%	(23.87)%

Ratios to Average Net Assets:B
Total expenses	2.04%		2.01%	2.00%	2.05%	2.13%
Expenses net of waivers, if any	2.00%		2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%		2.00%	2.00%	2.00%	2.00%
Net investment loss	(.15)%		(.40)%	(.39)%	(.61)%	(.52)%

Supplemental Data:
Portfolio turnover rate	28.9%		30.9%	46.7%	44.3%	61.0%
Net assets, end of year (in thousands)	$207,926		$232,061	$242,719	$226,351	$144,447

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	49

Institutional Class:

	Years Ended March 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$15.99		$15.59		$15.39	$9.36	$12.16

Investment operations:
Net investment income	.13	A	—	C	.09	.05	.05
Net realized and unrealized gain/(loss)	1.10		2.03		1.53	6.07	(2.85)

Total from investment operations	1.23		2.03		1.62	6.12	(2.80)

Distributions from:
Net realized gain on investments	(1.74)		(1.63)		(1.42)	(.09)	—

Total distributions	(1.74)		(1.63)		(1.42)	(.09)	—

Net asset value, end of year	$15.48		$15.99		$15.59	$15.39	$9.36

Total return	8.09%		13.81%		11.06%	65.49%	(23.03)%

Ratios to Average Net Assets:B
Total expenses	1.00%		.98%		.93%	.98%	1.05%
Expenses net of waivers, if any	1.00%		.98%		.93%	.98%	1.00%
Expenses net of all reductions	1.00%		.98%		.93%	.98%	1.00%
Net investment income	.85%		.66%		.69%	.41%	.50%

Supplemental Data:
Portfolio turnover rate	28.9%		30.9%		46.7%	44.3%	61.0%
Net assets, end of year (in thousands)	$33,894		$35,997		$14,349	$10,351	$5,589

C	Amount represents less than $.01 per share.

See notes to financial statements.

50	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Investors Trust, Inc.

(Amounts in Thousands)

1.	Organization and Significant Accounting Policies:

The Legg Mason Investors Trust, Inc. (“Corporation”), consisting of American Leading Companies Trust (“American Leading Companies”) and U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

Each Fund offers Primary Class and Institutional Class shares. American Leading Companies offers an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

Each Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. Each Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2007, there were no fair valued securities for either of the Funds.

Annual Report to Shareholders	51

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2007, investment transactions (excluding short-term investments were:

	Purchases	Proceeds From Sales
American Leading Companies	$151,545	$154,163
U.S. Small-Cap	70,741	96,803

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Funds’ cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

52	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Commission Recapture

American Leading Companies has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will rebate to the Fund a percentage of commissions generated by the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended March 31, 2007, the Funds did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually for each Fund. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements.

Foreign Taxes

The Funds are subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Funds and withheld from dividend and interest income.

Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against that Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Federal Income Taxes:

It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax

Annual Report to Shareholders	53

reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Accumulated Net Investment Loss	Accumulated Net Realized Gains	Paid-inCapital
American Leading Companies	(a	)	$35	$—	$(35)
	(b	)	$1,348	$(1,348)	$—
U.S. Small-Cap	(c	)	$41	$(41)

(a)	Reclassifications are primarily due to tax net operating loss.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.
(c)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2007 were as follows:

	American Leading Companies	U.S. Small-Cap
Distributions paid from:
Ordinary income	$561	$3,030
Net long-term capital gains	41,593	26,481

Total Distributions Paid	$42,154	$29,511

The tax character of distributions paid during the fiscal year ended March 31, 2006 were as follows:

	American Leading Companies	U.S. Small-Cap
Distributions paid from:
Ordinary income	$91	$2,208
Net long-term capital gains	—	28,861

Total Distributions Paid	$91	$31,069

54	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Accumulated Earnings on a Tax Basis

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	American Leading Companies		U.S. Small-Cap
Undistributed ordinary income	$—		$2,682
Undistributed long-term capital gains	3,106		5,484

Total undistributed earnings	$3,106		$8,166
Other book/tax temporary differences	(47	)(a)	(39	)(a)
Gross unrealized appreciation	321,165	(b)	56,233
Gross unrealized depreciation	(12,264)		(7,427)

Total accumulated earnings/(losses)	$311,960		$56,933

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments

As of March 31, 2007, the aggregate cost of investments for federal income tax purposes was as follows:

American Leading Companies	$528,269
U.S. Small-Cap	$193,278

3.	Transactions With Affiliates:

American Leading Companies has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

U.S. Small-Cap has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

Annual Report to Shareholders	55

The following chart summarizes the management fees for each of the Funds:

Fund	Management Fee	Asset Breakpoint
American Leading Companies	0.70%	up to $2 billion
	0.65%	in excess of $2 billion
U.S. Small-Cap	0.85%	up to $100 million
	0.75%	$100 million – $1 billion
	0.65%	in excess of $1 billion

LMCM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund’s average daily net assets until August 1, 2007.

The following chart summarizes the expense limitations for each of the Funds:

Fund	Primary Class Expense Limitation	Institutional Class Expense Limitation
American Leading Companies	1.95%	0.95%
U.S. Small-Cap	2.00%	1.00%

Brandywine Global Investment Management, LLC (“Brandywine”) serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA. Prior to May 1, 2006, Brandywine Global Investment Management, LLC was known as Brandywine Asset Management, LLC.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Funds’ distributor. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as follows:

Fund	Distribution Fee	Service Fee
American Leading Companies
Primary Class	0.75%	0.25%
U.S. Small-Cap
Primary Class	0.75%	0.25%

LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMCM. For LMFA’s services to American Leading Companies, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, has an agreement with the Fund’s transfer agent pursuant to which LMFS receives payments form the Fund’s transfer agent with respect to accounts where third parties provide certain services to the Funds.

56	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

These payments are used to offset the Fund’s expenses for such services. These payments totaled $125 for American Lending Companies; and $40 for U.S. Small-Cap for the year ended March 31, 2007.

LMCM, LMFA, Brandywine, LMIS, and LMFS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

4.	Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds made no borrowings under the Credit Agreement during the year ended March 31, 2007.

5.	Fund Share Transactions:

At March 31, 2007, there were 250,000, and 50,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, and U.S. Small-Cap, respectively. At March 31, 2007, there were 100,000 shares authorized at $.001 par value for the Financial Intermediary classes of American Leading Companies, and U.S. Small-Cap, respectively. At March 31, 2007, there were 250,000, and 50,000 shares authorized at $.001 par value for the

Annual Report to Shareholders	57

Institutional Classes of American Leading Companies, and U.S. Small-Cap, respectively. Share transactions are detailed below:

American Leading Companies Trust

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	3,500	$84,946	5,760	$135,444
Shares issued on reinvestment	1,615	38,910	—	—
Shares repurchased	(5,165)	(126,399)	(4,883)	(113,661)

Net Increase (Decrease)	(50)	$(2,543)	877	$21,783

Institutional Class
Shares sold	1,927	$50,117	1,352	$32,073
Shares issued on reinvestment	73	1,795	4	91
Shares repurchased	(832)	(20,634)	(676)	(16,541)

Net Increase	1,168	$31,278	680	$15,623

U.S. Small-Capitalization Value Trust
	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	1,158	$16,223	1,984	$28,071
Shares issued on reinvestment	1,849	25,280	1,848	25,913
Shares repurchased	(3,859)	(53,609)	(4,656)	(65,707)

Net Decrease	(852)	$(12,106)	(824)	$(11,723)

Institutional Class
Shares sold	633	$9,833	2,081	$31,880
Shares issued on reinvestment	223	3,413	165	2,504
Shares repurchased	(918)	(14,125)	(914)	(14,038)

Net Increase (Decrease)	(62)	$(879)	1,332	$20,346

58	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

6.	Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its Financial Statements of tax position that a Fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Funds and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s Financial Statements. FIN 48 is effective for fiscal periods beginning after December 15, 2006.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders	59

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Investors Trust, Inc. and Shareholders of American Leading Companies Trust and U.S. Small-Capitalization Value Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Leading Companies Trust and U.S. Small-Capitalization Value Trust (comprising Legg Mason Investors Trust, Inc., the “Funds”) at March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2007

60	Annual Report to Shareholders

Change in Independent Registered Public Accounting Firm:

On May 12, 2005 the Fund, by action of its Board of Directors approved the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending March 31, 2006, effective upon the resignation of Ernst & Young LLP (“E&Y”).

On June 6, 2005, E&Y resigned as the Fund’s independent registered public accounting firm. The reports of the financial statements audited by E&Y for the Funds for fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years 2003 and 2004 and through June 6, 2005 there were no disagreements between the Funds and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements.

Annual Report to Shareholders	61

Legg Mason Investors Trust, Inc.

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders was held on January 19, 2007, to approve a plan of reorganization of Legg Mason Investors Trust, Inc. with respect to its series Legg Mason Financial Services Fund whereby the Fund would transfer all of its assets and liabilities to Legg Mason Partners Financial Services Fund. The reorganization was effected March 16, 2007.

Shareholder Meeting Results (share amounts are not in thousands):

Affirmative	2,361,226.044 shares	53.361% of shares outstanding
Against	52,129.036 shares	1.178% of shares outstanding
Abstain	58,732.270 shares	1.327% of shares outstanding

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2007:

	American Leading Companies
Record Date:	5/24/2006	6/21/2006	12/06/2006
Payable Date:	5/26/2006	6/23/2006	12/08/2006
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	72.10%	—	—
Long-Term Capital Gain Dividend	$—	$0.412500	$0.877000

Also, the Fund hereby designates an additional $3,701 of long-term capital gains for the fiscal year ended March 31, 2007.

	U.S. Small-Cap
Record Date:	6/07/2006	6/21/2006	12/06/2006	12/11/2006
Payable Date:	6/09/2006	6/23/2006	12/08/2006	12/13/2006
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	—	—	100.00%
Dividends Qualifying for the
Dividends Received Deduction for Corporations	100.00%	—	—	100.00%
Long-Term Capital Gain Dividend	$—	$0.364000	$1.204000	$—

Please retain this information for your records.

62	Annual Report to Shareholders

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	16	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non- profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	16	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	16	Director of Cheyne Capital International Limited (investment advisory firm).	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1993	16	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders	63

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Director	Since 2002	16	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	16	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).
INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1993	16	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	Since 2002	President and Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

64	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	16	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	16	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	16	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor (LMPFA) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (CAM) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Hughes, Wm. Shane (1968) Treasurer	Since 2006	12	None	Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

Wachterman, Richard M. (1947) Secretary	Since 2004	16	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003)

Annual Report to Shareholders	65

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION

WEBSITE (http://www.sec.gov).

A

Directors of the Funds serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Funds are elected annually to serve until their successors are elected and qualified.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Funds on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Funds’ principal underwriter) and Legg Mason, Inc. the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Funds are interested persons (as defined in the 1940 Act).

66	Annual Report to Shareholders

Board Consideration of Legg Mason American Leading Companies Trust’s Investment Advisory and Management Agreement

At its November 2006 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason American Leading Companies Trust (“Leading Companies”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Leading Companies and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Leading Companies. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Leading Companies and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Leading Companies requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to the Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Leading Companies or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Leading Companies’ returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Leading Companies’ performance in the context of the risk undertaken by the portfolio manager. The Board noted Leading Companies’ performance record and the measures that the Adviser was taking in an effort to maintain attractive long-

Annual Report to Shareholders	67

term performance. The Board also considered the level of service provided by the Adviser and its affiliates to Leading Companies, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Leading Companies. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Leading Companies and profitability for the Adviser and its affiliates from their overall association with Leading Companies. The Board reviewed information about the advisory fee schedule and overall expense ratio of Leading Companies and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Leading Companies were shared with Leading Companies, the Board further noted that Leading Companies’ advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Leading Companies.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Leading Companies.

68	Annual Report to Shareholders

Board Consideration of Legg Mason U.S. Small-Capitalization Value Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement

At its November 2006 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason U.S. Small-Capitalization Value Trust (“Small-Cap Value Trust”) and the Investment Advisory Agreement between the Manager and Brandywine Global Investment, Management LLC (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Small-Cap Value Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Small-Cap Value Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Small-Cap Value Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Small-Cap Value Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to each Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Small-Cap Value Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Small-Cap Value Trust’s returns to the average of an appropriate Lipper category, a specified benchmark

Annual Report to Shareholders	69

index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Small-Cap Value Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Small-Cap Value Trust’s performance record and the measures that the Manager and the Adviser were taking in an effort to achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to Small-Cap Value Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s and the Adviser’s procedures for executing portfolio transactions for Small-Cap Value Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Small-Cap Value Trust and profitability for the Manager and its affiliates from their overall association with Small-Cap Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Small-Cap Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to Small-Cap Value Trust were shared with Small-Cap Value Trust, the Board further noted that Small-Cap Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. The Board also compared Small-Cap Value Trust’s advisory fee schedule to the advisory fees charged by the Manager and the Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and the Adviser to Small-Cap Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Small-Cap Value Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Small-Cap Value Trust.

70	Annual Report to Shareholders

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

Russell 2000 Growth Index — An index that offers investors access to the small-cap growth segment of the U.S. equity universe. The Russell 2000 Growth is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set.

Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index — The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000.

Russell 2500 Value Index — The Russell 2500 Value Index offers investors access to the small to mid-cap value segment of the U.S. equity universe. The Russell 2500 Value is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager’s opportunity set.

Russell Midcap Index — The Russell Midcap Index offers investors access to the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap Index includes the smallest 800 securities in the Russell 1000.

Russell Midcap Value Index — The Russell Midcap Value Index offers investors access to the mid-cap value segment of the U.S. equity universe. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Annual Report to Shareholders	71

Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate mid-cap value manager’s opportunity set.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

Fund Information

Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Advisers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small - Capitalization Value Trust

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

Global Income Trust

International Equity Trust

Taxable Bond Funds

Core Bond Fund

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#Results.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS, P.O. Box 8037
P.O. Box 55214	Boston, MA 02206-8037
Boston, MA 02205-8504	888-425-6432
800-822-5544	www.lminstitutionalfunds.com
www.leggmasonfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. Subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Investors Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $87,450

Fiscal Year Ended March 31, 2007 – $55,200

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006—$4,200

Fiscal Year Ended March 31, 2007 – $4,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $277,065

Fiscal Year Ended March 31, 2007 – $953,316

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investors Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: May 29, 2007

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investors Trust, Inc.
Date: May 23, 2007